UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2009

Jade Art Group Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-137134	71-1021813
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

#35 Baita Zhong Raod,
Yujiang Count, Jiangxi Province,	335200
P. R. of China
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646)-200-6328

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On July 31, 2009, Mr. Richard Khaleel, resigned as a director of Jade Art Group Inc. (the “Company”) effective on the same date. Mr. Khaleel’s resignation was due to personal reasons and not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jade Art Group Inc.
Date: August 6, 2009	By:	/s/ Hua-Cai Song
Hua-Cai Song
Chief Executive Officer